UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PURE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 20, 2020

TO THE STOCKHOLDERS OF PURE ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (“Company,” “Pure,” “we,” “us” or “our”) to be held at 10:00 a.m., on Thursday, February 20, 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 21, 2020 to May 21, 2020 (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1 (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

Each of the proposals is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to provide the Company with additional time to complete its previously announced business combination (the “HighPeak Business Combination”) pursuant to which the parties will complete the following transactions contemplated by:

●

the Business Combination Agreement (as may be amended from time to time, the “HPK Business Combination Agreement”), dated November 27, 2019, by and among (i) the Company, (ii) HighPeak Energy, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“HighPeak Energy”), (iii) Pure Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HighPeak Energy (“MergerSub”), (iv) HighPeak Energy, LP, a Delaware limited partnership (“HighPeak I”), (v) HighPeak Energy II, LP, a Delaware limited partnership (“HighPeak II”), (vi) HighPeak Energy III, LP, a Delaware limited partnership (“HighPeak III”), (vii) HPK Energy, LLC, a Delaware limited liability company (“HPK GP” and, together with HighPeak I, HighPeak II and HighPeak III, the “HPK Contributors”) and the general partner of HPK Energy, LP, a Delaware limited partnership (“HPK LP”), and an affiliate of HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), and (viii) solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company (the “HPK Representative”), pursuant to which, among other things and subject to the terms and conditions contained therein, (a) MergerSub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of HighPeak Energy, (b) each outstanding share of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”) and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of the Company will be converted into the right to receive one share of common stock of HighPeak Energy (“HighPeak Energy common stock”) (and cash in lieu of fractional shares, if any), other than certain shares held by the Sponsor that will be forfeited prior to the merger, (c) the HPK Contributors will (A) contribute their limited partner interests in HPK LP to HighPeak Energy in exchange for HighPeak Energy common stock and the general partner interests in HPK LP to either HighPeak Energy or a wholly owned subsidiary of HighPeak Energy in exchange for no consideration, and (B) directly or indirectly contribute certain loans with respect to which the Company or HighPeak Energy is the obligor, in exchange for shares of HighPeak Energy common stock, (d) all Sponsor Loans (as defined in the HPK Business Combination Agreement), if any, will be cancelled in connection with the consummation of the transactions contemplated by the HPK Business Combination Agreement, and (e) following the consummation of the transactions contemplated by the Grenadier Contribution Agreement, HighPeak Energy will cause HPK LP to merge with and into HighPeak Energy with all interests in HPK LP being cancelled in exchange for no consideration; and

1

●

a Contribution Agreement (as may be amended from time to time, the “Grenadier Contribution Agreement” and, together with the HPK Business Combination Agreement, the “Business Combination Agreements”), dated November 27, 2019, by and among Grenadier Energy Partners II, LLC, a Delaware limited liability company (“Grenadier”), HighPeak Energy Assets II, LLC, a Delaware limited liability company (“HighPeak Assets II”), the Company and HighPeak Energy, pursuant to which, among other things, Grenadier will contribute certain oil and natural gas assets and properties to HighPeak Assets II in exchange for cash, shares of HighPeak Energy common stock and warrants to purchase shares of HighPeak Energy common stock, which transactions are currently expected to occur following HighPeak Energy’s indirect acquisition of HighPeak Assets II pursuant to the HPK Business Combination Agreement.

On February 6, 2020, the Company and the other parties to the HPK Business Combination Agreement entered into an amendment to the HPK Business Combination Agreement (the “HPK Amendment”) and the Company, the other parties to the Grenadier Contribution Agreement and, solely for the limited purposes specified therein, the HPK Contributors and HPK Representative entered into an amendment to the Grenadier Contribution Agreement (the “Grenadier Amendment” and together with the HPK Amendment, the “Business Combination Agreement Amendments”).  The Business Combination Agreement Amendments, collectively, among other things, (i) extend the date by which the transactions contemplated thereby must be consummated to May 21, 2020, in the case of the HPK Amendment, and May 24, 2020, in the case of the Grenadier Amendment, (ii) account for additional Sponsor Loans (as described in more detail below as the Contribution) being made in connection with such extension, (iii) permit HighPeak Energy Partners, LP, a Delaware limited partnership (“HPEP I”) to assign the Forward Purchase Agreement (as defined in the accompanying proxy statement) to third parties in addition to its affiliates, and for any affiliates of the Sponsor that become parties to the Forward Purchase Agreement Amendment (as defined in the accompanying proxy statement) to terminate the Forward Purchase Agreement Amendment upon written notice, (iv) provide for the purchasers under the Forward Purchase Agreement Amendment to elect to purchase any number of Forward Purchase Units (as defined in the accompanying proxy statement) thereunder, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants, (v) remove certain restrictions on and obligations of the Company and HighPeak Energy with respect to the Forward Purchase Agreement and Forward Purchase Agreement Amendment that were otherwise imposed by the Grenadier Contribution Agreement, (vi) conform the method by which Available Liquidity (as defined in the Grenadier Contribution Agreement) will be calculated to the corresponding calculation method to be employed under the HPK Business Combination Agreement, (vii) place a $400 million cap on each of the amount of debt proceeds that may be used to fund the cash price to be paid to Grenadier at or in connection with the closing of the transactions contemplated therein, as well as certain transaction expenses, and the amount of aggregate indebtedness of the Acquiring Parties (as defined in the Grenadier Contribution Agreement) immediately after such closing, (viii) require more than $150 million of available proceeds to be obtained from the issuance of common stock of the Company or HighPeak Energy to unaffiliated third parties, which proceeds may include, among other things, available funds in the Trust Account (not including interest accrued thereon), net of any redemptions (ix) permit Grenadier to terminate the Grenadier Contribution Agreement in the event of a payment default with respect to a Second Extension Payment (as defined below), (x) make certain other updates to representations, definitions, exhibits, schedules (including a supplemental budget extending through May 2020) and other matters as further described in the accompanying proxy statement and in the Business Combination Agreement Amendments and (xi) provide the required party consents under each of the Business Combination Agreements to the amendments contemplated by each of the Business Combination Agreement Amendments. In connection with the entrance into the Grenadier Amendment, HighPeak Assets II and each of the HPK Contributors agreed to jointly and severally pay to Grenadier an aggregate amount equal to $15 million (the “Second Extension Payment”), which is to be paid in four installments of varying amounts due by each of the date of execution of the Grenadier Amendment, February 21, 2020, March 20, 2020 and April 21, 2020. The Second Extension Payment will not be credited against the cash price to be paid to Grenadier upon the closing of the transactions contemplated by the Grenadier Contribution Agreement and the obligation to pay the Second Extension Payment will survive any termination of the Grenadier Contribution Agreement in advance of any such closing. For more information regarding the HighPeak Business Combination and the Business Combination Agreement Amendments, please read the registration statement on Form S-4, including the related proxy statement/prospectus incorporated therein, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by HighPeak Energy on December 2, 2019, and as amended on January 10, 2020 (the “Registration Statement”), and the accompanying proxy statement included herewith, including the complete text of the Business Combination Agreements and the Business Combination Agreement Amendments.

The Company’s charter provides that the Company has until the Current Outside Date to complete a business combination. However, the Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before February 21, 2020 to complete the SEC review process of the Registration Statement, hold our shareholder meeting to approve the HighPeak Business Combination, satisfy the other applicable closing conditions and close the HighPeak Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the HighPeak Business Combination, which our Board believes is in the best interest of our stockholders; however, there can be no assurance that a business combination can be completed by May 21, 2020, if at all. As described in the Registration Statement, if the Extension Amendment Proposal is approved, we will hold another stockholder meeting prior to the extended deadline in order to seek stockholder approval of the HighPeak Business Combination.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company at least two (2) business days prior to the special meeting to validly require the Company to redeem its shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of our outstanding public shares will retain their right to require the Company to redeem their public shares upon consummation of the HighPeak Business Combination if they continue to remain stockholders as of such time, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date if they continue to remain stockholders as of such time.

The per-share price at which public shares could have been redeemed from cash held in the Trust Account was approximately $10.41 on the record date. The closing price of the Company’s Class A Common Stock on January 29, 2020 was $10.43. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

2

The Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in its initial public offering (the “IPO”) that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date (the “Contribution”). The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, the Sponsor would make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Company’s escrow agent will be authorized to transfer $1.00 per whole warrant sold as part of the units issued in the Company’s IPO (the “public warrants”), to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no other redemption rights or liquidating distributions with respect to our warrants, which will expire if the Extension Amendment Proposal is not approved and we fail to complete our business combination by February 21, 2020.

Promptly following the filing of this proxy statement, pursuant to the Sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HighPeak Energy Partners II, LP (“HPEP II”), an affiliate of our Sponsor intends to launch or cause an affiliate to launch a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. HPEP II has previously conducted two tender offers for the Company’s outstanding public warrants pursuant to the letter agreement, as a result of which an aggregate 17,541,805 public warrants were tendered and purchased by HPEP II. As of the date of this proxy statement, 3,158,195 public warrants remain outstanding and held by parties other than HPEP II. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment. This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the public warrants. It is not a substitute for the tender offer materials that HPEP II will file with the SEC on Schedule TO upon commencement of the tender offer.  Please see, “What is the Sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?” for additional information regarding the public warrant tender offer.

The affirmative vote of at least a majority of the Company’s outstanding Class A Common Stock and Class B Common Stock (the “Common Stock”), voting as a single class, will be required to approve the Extension Amendment.

Our Board has fixed the close of business on January 29, 2020 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

3

You are not being asked to vote on the HighPeak Business Combination at this time. If you are a public stockholder, you will have the right to vote on the HighPeak Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval if you remain a stockholder at such time.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of proposals 1 and 2.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

February 7, 2020

By Order of the Board of Directors,

/s/ Jack Hightower
Jack Hightower
Chairman of the Board, Chief Executive Officer and President

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on February 20, 2020: This notice of meeting, the accompanying proxy statement is available at https://www.cstproxy.com/pureacquisitioncorp/sm2020.

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PURE ACQUISITION CORP.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 20, 2020

PROXY STATEMENT

A special meeting (the “special meeting”) of stockholders of Pure Acquisition Corp. (the “Company,” “Pure,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m., local time, on Thursday, February 20, 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, to consider and vote upon the following proposals:

1.

to amend (the “Extension Amendment”) the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from February 21, 2020 (the “Current Outside Date”) to May 21, 2020 (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1 (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

This proxy statement is dated February 7, 2020 and is first being mailed to stockholders on or about that date.

The Extension Amendment Proposal is essential to the overall implementation of the plan of the Company’s board of directors (the “Board”) to extend the date that the Company has to complete a business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced business combination (the “HighPeak Business Combination”); however, there can be no assurance that a business combination can be completed by May 21, 2020, if at all.

Approval of the Extension Amendment is a condition to implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Public stockholders may elect to have the Company redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares in connection with the Extension Amendment (the “Election”), regardless of how such public stockholders vote on the Extension Amendment. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company (“Continental”) at least two (2) business days prior to the special meeting to validly require the Company to redeem its shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to have their public shares redeemed upon consummation of the HighPeak Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $393.6 million that was in the Trust Account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

1

If the Extension Amendment Proposal is approved, the Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) issued in the Company’s initial public offering (the “IPO”) that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date (the “Contribution”). The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, the Sponsor would make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

The extension of the Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor or its affiliate may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. Subject to its obligations under the Business Combination Agreements for any time prior to the termination thereof or the completion of the transactions contemplated thereby, Sponsor or its affiliate will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor or its affiliate determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with our charter.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor is HighPeak Pure Acquisition, LLC. Each of the Company’s officers and directors who are not “independent directors” is an officer and/or director of our Sponsor. Further, the Company’s Chief Executive Officer currently serves as the Chairman of the Board and Chief Executive Officer of the sole member of our Sponsor. Prior to the IPO, our Sponsor waived its rights to participate in any liquidation distribution with respect to its shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock”), acquired prior to the IPO (“founder shares”). As a consequence of such waiver, any liquidating distribution that is made will be only with respect to the public shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by February 21, 2020.

2

If the Company liquidates, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets (in each case net of interest withdrawn to pay taxes), except if such third party or prospective target business has executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor, or its affiliate, will not be responsible to the extent of any liability for such third party claims. There is no assurance that our Sponsor, or its affiliate, will be able to satisfy their obligations. The per share liquidation price for the public shares at February 21, 2020 is anticipated to be approximately $10.44. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.44 due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not elect to have the Company redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

The record date for the special meeting is January 29, 2020. Record holders of the Company’s Class A Common Stock and Class B Common Stock (the “Common Stock”) at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. We refer to these shares of Class B Common Stock as founders’ shares in this proxy statement. On the record date, there were 48,156,000 outstanding shares of the Company’s Common Stock, including 37,806,000 outstanding public shares and 10,350,000 founders’ shares. The Company’s warrants do not have voting rights in connection with the proposals.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

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TABLE OF CONTENTS

Page

FORWARD-LOOKING STATEMENTS	1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	2

BACKGROUND	15

THE SPECIAL MEETING	18
Date, Time, Place and Purpose of the Special Meeting	18
Voting Power; Record Date	18
Votes Required	18
Voting	18
Revocability of Proxies	19
Attendance at the Special Meeting	19
Solicitation of Proxies	20
No Right of Appraisal	20
Other Business	20
Principal Executive Offices	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT	22
The Extension Amendment	22
Reasons for the Proposals	22
Redemption Rights	24
Contribution	25
Material U.S. Federal Income Tax Consequences	26
Required Vote	31
Interests of the Company’s Directors and Officers	32
Recommendation	33

PROPOSAL NO. 2 – ADJOURNMENT PROPOSAL	34
Required Vote	34
Recommendation	34

STOCKHOLDER PROPOSALS	35

DELIVERY OF DOCUMENTS TO STOCKHOLDERS	35

HOUSEHOLDING INFORMATION	35

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ANNEX A: PROPOSED THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PURE ACQUISITION CORP.	A-1

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are forward-looking statements. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Forward-looking statement in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination;

●

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our potential ability to obtain additional financing, if needed, to complete our initial business combination;

●	the ability of our officers and directors to generate a number of potential investment opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the Trust Account (as described herein) or available to us from interest income on the Trust Account balance; or

●	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the section entitled “Risk Factors” in the Registration Statement (as defined below). Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated on November 13, 2017 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. In April 2018, the Company consummated its initial public offering (the “IPO”) of 41,400,000 units, representing a complete exercise of the over-allotment option, at a purchase price of $10.00 per unit generating gross proceeds of $414,000,000 before underwriting discounts and expenses. Like most blank check companies,  the Company’s second amended and restated certificate of incorporation (as heretofore amended, our “charter”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, February 21, 2020, the “Current Outside Date”). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete the HighPeak Business Combination and is submitting these proposals to the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.

to amend (the “Extension Amendment”) our charter to extend (the “Extension”) the date by which the Company has to consummate a business combination from February 21, 2020 to May 21, 2020 (the “Extended Date”) (such proposal, the “Extension Amendment Proposal”); and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment (such proposal, the “Adjournment Proposal” and, together with the Extension Amendment Proposal the “proposals”).

The Extension Amendment Proposal is essential to the overall implementation of our Board’s plan to extend the date that the Company has to complete a business combination. Approval of the Extension Amendment Proposal is a condition to implementation of the Extension.

If the Extension is implemented, the stockholder’s approval of the Extension Amendment Proposal will constitute consent for the Company to remove from the trust account (the “Trust Account”) an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the Extension, if any, multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $393.6 million that was in the Trust Account as of the record date. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor (as defined below) has waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by February 21, 2020 if the Extension Amendment Proposal is not approved.

The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

Why is the Company proposing the Extension Amendment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of Class A Common Stock sold in the IPO if there is no qualifying business combination(s) consummated on or before February 21, 2020. Our Board currently believes that there may not be sufficient time before the Current Outside Date to complete the U.S. Securities and Exchange Commission’s (“SEC”) review process of the Registration Statement on Form S-4, previously filed by HighPeak Energy (as defined below) with the SEC on December 2, 2019, and as amended and filed on January 10, 2020 (the “Registration Statement”), hold our shareholder meeting to approve the HighPeak Business Combination (as defined below), satisfy the other applicable closing conditions and close the HighPeak Business Combination.

The Company believes the HighPeak Business Combination would be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude the HighPeak Business Combination within the permitted time period, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete the HighPeak Business Combination.

The Company believes that, given the Company’s expenditure of time, effort and money on pursuing the HighPeak Business Combination, circumstances warrant providing public stockholders an opportunity to consider the HighPeak Business Combination. Accordingly, the Board is proposing the Extension Amendment, to extend the Company’s corporate existence until the Extended Date; however, there can be no assurance that the HighPeak Business Combination can be completed by the Extended Date, May 21, 2020, if at all.

You are not being asked to vote on the HighPeak Business Combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares, you will retain the right to vote on the HighPeak Business Combination when it is submitted to stockholders and the right to have your public shares redeemed for cash in the event the HighPeak Business Combination is approved and completed or the Company has not consummated the HighPeak Business Combination by the Extended Date if you remain as a stockholder at such time.

What will happen in the HighPeak Business Combination?

On November 27, 2019, the Company, HighPeak Energy, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“HighPeak Energy”), Pure Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HighPeak Energy (“MergerSub”), HighPeak Energy, LP, a Delaware limited partnership (“HighPeak I”), HighPeak Energy II, LP, a Delaware limited partnership (“HighPeak II”), HighPeak Energy III, LP, a Delaware limited partnership (“HighPeak III”), HPK Energy, LLC, a Delaware limited liability company (“HPK GP” and, together with HighPeak I, HighPeak II and HighPeak III, the “HPK Contributors”) and the general partner of HPK Energy, LP, a Delaware limited partnership (“HPK LP”), and an affiliate of HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), and solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company (“HPK Representative”), entered into a Business Combination Agreement (as may be amended from time to time, the “HPK Business Combination Agreement”), pursuant to which, among other things, and subject to the terms and conditions contained therein, HighPeak Energy has agreed to acquire HPK LP, which, indirectly through its subsidiaries, holds certain rights, title and interests in oil and natural gas assets and cash. Under the terms of the HPK Business Combination Agreement, at the closing of the HighPeak Business Combination, (i) MergerSub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of HighPeak Energy, (ii) each outstanding share of Class A Common Stock and Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of the Company will be converted into the right to receive one share of common stock of HighPeak Energy (“HighPeak Energy common stock”), other than certain shares held by the Sponsor that will be forfeited prior to the merger, (iii) the HPK Contributors will (A) contribute their limited partner interests in HPK LP to HighPeak Energy in exchange for HighPeak Energy common stock for total consideration of 71,150,000 shares of HighPeak Energy common stock, subject to certain adjustments and the general partner interest in HPK LP to either HighPeak Energy or a wholly owned subsidiary of HighPeak Energy in exchange for no consideration, and (B) directly or indirectly contribute certain loans with respect to which the Company or HighPeak Energy is the obligor, in exchange for shares of HighPeak Energy common stock, (iv) all Sponsor Loans (as defined in the HPK Business Combination Agreement), if any, will be cancelled in connection with the closing of the transactions contemplated by the HPK Business Combination Agreement, and (v) following the consummation of the transactions contemplated by the Grenadier Contribution Agreement (as defined below), HighPeak Energy will cause HPK LP to merge with and into the Company with all interests in HPK LP being cancelled for no consideration. As a result of the HighPeak Business Combination and pursuant to the terms of the Warrant Agreement, dated April 12, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, the Company’s warrants will become warrants of HighPeak Energy exercisable for shares of HighPeak Energy common stock on the terms set forth therein.

On November 27, 2019, HighPeak Energy Assets II, LLC, a Delaware limited liability company (“HighPeak Assets II”), Grenadier Energy Partners II, LLC, a Delaware limited liability company (“Grenadier”), the Company and HighPeak Energy entered into a Contribution Agreement (as may be amended from time to time, the “Grenadier Contribution Agreement” and, together with the HPK Business Combination Agreement, the “Business Combination Agreements”), pursuant to which, among other things, and subject to the terms and conditions contained therein, HighPeak Assets II has agreed to acquire certain oil and natural gas assets and properties (the “Grenadier Assets”) from Grenadier in exchange for total consideration of $465 million in cash, 15,760,000 shares of HighPeak Energy common stock and 2,500,000 warrants to purchase HighPeak Energy common stock at the closing of the HighPeak Business Combination, subject to certain adjustments, which transactions are currently expected to occur following HighPeak Energy’s indirect acquisition of HighPeak Assets II pursuant to the HPK Business Combination Agreement.

On February 6, 2020, the Company and the other parties to the HPK Business Combination Agreement entered into an amendment to the HPK Business Combination Agreement (the “HPK Amendment”) and the Company, the other parties to the Grenadier Contribution Agreement and, solely for the limited purposes specified therein, the HPK Contributors and HPK Representative entered into an amendment to the Grenadier Contribution Agreement (the “Grenadier Amendment” and together with the HPK Amendment, the “Business Combination Agreement Amendments”). The Business Combination Agreement Amendments, collectively, among other things, (i) extend the date by which the transactions contemplated thereby must be consummated to May 21, 2020, in the case of the HPK Amendment, and May 24, 2020, in the case of the Grenadier Amendment, (ii) account for additional Sponsor Loans being made in connection with such extension (as described in more detail herein as the Contribution), (iii) permit HighPeak Energy Partners, LP, a Delaware limited partnership (“HPEP I”) to assign the Forward Purchase Agreement (as defined herein) to third parties in addition to its affiliates, and for any affiliates of the Sponsor that become parties to the Forward Purchase Agreement Amendment (as defined herein) to terminate the Forward Purchase Agreement Amendment upon written notice, (iv) provide for the purchasers under the Forward Purchase Agreement Amendment to elect to purchase any number of Forward Purchase Units (as defined herein) thereunder, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants, (v) remove certain restrictions on and obligations of Pure and HighPeak Energy with respect to the Forward Purchase Agreement and Forward Purchase Agreement Amendment that were otherwise imposed by the Grenadier Contribution Agreement, (vi) conform the method by which Available Liquidity (as defined in the Grenadier Contribution Agreement) will be calculated to the corresponding calculation method to be employed under the HPK Business Combination Agreement, (vii) place a $400 million cap on each of the amount of debt proceeds that may be used to fund the cash price to be paid to Grenadier at or in connection with the closing of the transactions contemplated therein,  as well as certain transaction expenses, and the amount of aggregate indebtedness of the Acquiring Parties (as defined in the Grenadier Contribution Agreement) immediately after such closing, (viii) require more than $150 million of available proceeds to be obtained from the issuance of common stock of the Company or HighPeak Energy to unaffiliated third parties, which proceeds may include, among other things, available funds in the Trust Account (not including interest accrued thereon), net of any redemptions (ix) permit Grenadier to terminate the Grenadier Contribution Agreement in the event of a payment default with respect to a Second Extension Payment (as defined herein), (x) make certain other updates to representations, definitions, exhibits, schedules (including a supplemental budget extending through May 2020) and other matters as further described herein and in the Business Combination Agreement Amendments and (xi) provide the required party consents under each of the Business Combination Agreements to the amendments contemplated by each of the Business Combination Agreement Amendments. In connection with the entrance into the Grenadier Amendment, HighPeak Assets II and each of the HPK Contributors agreed to jointly and severally pay to Grenadier an aggregate amount equal to $15 million (the “Second Extension Payment”), which is to be paid in four installments of varying amounts due by each of the date of execution of the Grenadier Amendment, February 21, 2020, March 20, 2020 and April 21, 2020.  The Second Extension Payment will not be credited against the cash price to be paid to Grenadier upon the closing of the transactions contemplated by the Grenadier Contribution Agreement and the obligation to pay the Second Extension Payment will survive any termination of the Grenadier Contribution Agreement in advance of any such closing. The Business Combination Agreement Amendments are described in more detail herein in the section entitled “Background—The Proposed Business Combination.”

Please see the following table, which summarizes certain terms with respect to the HighPeak Business Combination:

Business Combination Agreements	Contributors	Consideration
HPK Business Combination Agreement	HighPeak Energy, LP HighPeak Energy II, LP HighPeak Energy III, LP HPK Energy, LLC

71,150,000 shares of HighPeak Energy common stock, subject to certain adjustments. Based upon certain assumptions set forth in the Registration Statement and below, we currently expect HighPeak Energy to issue approximately 96,000,000 shares of HighPeak Energy common stock to the HPK Contributors at the closing of the HighPeak Business Combination pursuant to the HPK Business Combination Agreement, inclusive of shares issuable pursuant to purchase price adjustments relating to, among other things, transaction expenses and consideration payable to Grenadier pursuant to the Grenadier Amendment entered into in connection with this Extension.

Business Combination Agreements	Contributors	Consideration
Grenadier Contribution Agreement	Grenadier Energy Partners II, LLC

$465 million in cash, 15,760,000 shares of HighPeak Energy common stock and 2,500,000 warrants to purchase HighPeak Energy common stock at the closing of the HighPeak Business Combination, in each case, subject to certain adjustments. Based upon the assumptions set forth in the Registration Statement and below, HighPeak Energy currently expects to pay approximately $465 million in cash to Grenadier at the closing of the transactions contemplated under the Grenadier Contribution Agreement after accounting for such adjustments. Additionally, HighPeak Assets II and each of the HPK Contributors are jointly and severally obligated to pay an aggregate amount of $15 million in cash to Grenadier in installments of varying amounts through April 21, 2020, which will not reduce the amount of cash described above that is to be paid to Grenadier at the closing of the transactions contemplated under the Grenadier Contribution Agreement, pursuant to the Grenadier Amendment entered into in connection with this Extension.

At the closing of the HighPeak Business Combination, the consideration payable to the HPK Contributors and Grenadier, as applicable, under the Business Combination Agreements are based on the following assumptions:

●	net working capital, overhead expenses and other items spent by the applicable entity since their respective August 1, 2019 and June 1, 2019 effective dates through a closing on May 21, 2020, the latest possible closing date if the Extension Amendment Proposal is approved, will collectively total an aggregate of approximately $220 million;

●	the Grenadier purchase price deposits and extension payments made previously by HighPeak Assets II or its affiliates total $76.5 million, plus any interest earned thereon;

●	cancelled loans will consist of approximately $11 million of Sponsor Loans through a closing on May 21, 2020;

●	transaction expenses will be approximately $40 million; and

●	there are no other material adjustments to the consideration payable to the HPK Contributors or Grenadier under the Business Combination Agreements.

In addition, HighPeak Energy is pursuing a private placement of up to an aggregate 30,000,000 shares of HighPeak Energy common stock with certain accredited investors and institutional buyers for up to aggregate gross proceeds of $300 million (the “PIPE Investment”) which, if successful, would close in connection with the HighPeak Business Combination.

On April 12, 2018, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with HPEP I, pursuant to which HPEP I agreed to purchase up to 15,000,000 shares of Class A Common Stock and 7,500,000 warrants for $10.00 per forward purchase unit, for an aggregate purchase price of up to $150,000,000 in a private placement which will close simultaneously with the closing of the HighPeak Business Combination. At or prior to the closing of the HighPeak Business Combination, HPEP I will assign its rights under the Forward Purchase Agreement to one or more third parties, which may include HighPeak Energy Partners II, LP, a Delaware limited partnership (“HPEP II”) and HighPeak Energy Partners III, LP, a Delaware limited partnership (“HPEP III”), and the Company will assign its rights and obligations under the Forward Purchase Agreement to HighPeak Energy, and the parties will amend the Forward Purchase Agreement to, among other things, provide for the sale and purchase of shares of HighPeak Energy common stock and warrants to purchase HighPeak Energy common stock instead of Company securities and reduce the number of warrants received by the purchasers from up to 7,500,000 warrants to up to 5,000,000 warrants, in each case, pursuant to an amendment to the Forward Purchase Agreement (the “Forward Purchase Agreement Amendment”) that the HPK Business Combination Agreement contemplates will be entered into at or prior to the closing. At the closing of the HighPeak Business Combination and subject to the terms and conditions of the Forward Purchase Agreement Amendment, the purchasers under the Forward Purchase Agreement Amendment may purchase an aggregate amount of up to 15,000,000 shares of HighPeak Energy common stock and up to 5,000,000 warrants issued under the Forward Purchase Agreement, with such shares and warrants being issued as units (“Forward Purchase Units”) consisting of one share and one-third of one whole warrant, for $10 per Forward Purchase Unit or aggregate gross proceeds of up to $150 million. In conjunction with the HPK Amendment, the form of Forward Purchase Agreement Amendment is being amended to, among other things, (i) extend the date by which the HighPeak Business Combination must be completed from February 21, 2020 to May 21, 2020, (ii) contemplate HPEP I’s ability to assign the Forward Purchase Agreement to third parties to become purchasers thereunder, in addition to being able to assign it to its affiliates, (iii) permit the Sponsor or any affiliate of the Sponsor to terminate the Forward Purchase Agreement Amendment upon written notice to HighPeak Energy, (iv) permit the purchasers thereunder that are affiliates of the Sponsor to take certain actions without the consent of any unrelated third party purchasers, (v) provide for the purchasers thereunder to elect to purchase any number of Forward Purchase Units, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants,  and (vi) expressly state that the purchasers under the Forward Purchase Agreement Amendment will have several and not joint liability.

Prior to the HighPeak Business Combination, HighPeak Energy intends to adopt the HighPeak Energy, Inc. Long Term Incentive Plan (the “LTIP”), and it is anticipated that the Company, as HighPeak Energy’s sole shareholder, will approve the LTIP. Following the closing of the HighPeak Business Combination, HighPeak Energy will continue to sponsor the LTIP. The LTIP provides for potential grants of options, dividend equivalents, cash awards and substitute awards to employees, directors and service providers of HighPeak Energy, as well as stock awards to directors of HighPeak Energy. The LTIP will be administered by the HighPeak Energy board of directors or a committee thereof.

Subject to adjustment in accordance with the terms of the LTIP, a number of shares of HighPeak Energy common stock equal to 13% of the outstanding shares of HighPeak Energy common stock on the effective date of the LTIP (the “Share Pool”) will be reserved and available for delivery with respect to awards, and 1,300 shares of HighPeak Energy common stock will be available for the issuance of shares upon the exercise of ISOs (as defined in the LTIP). On January 1, 2021 and January 1 of each calendar year occurring thereafter and prior to the expiration of the LTIP, the Share Pool will automatically be increased by (i) the number of shares of HighPeak Energy common stock issued pursuant to the LTIP during the immediately preceding calendar year and (ii) 13% of the number of shares of HighPeak Energy common stock that are newly issued by HighPeak Energy (other than those issued pursuant to the LTIP) during the immediately preceding calendar year.

For more information about the HighPeak Business Combination, see the section entitled “Proposal No. 1—The Business Combination Proposal” located in the Registration Statement.

Will HighPeak Energy obtain new financing in connection with the HighPeak Business Combination?

HighPeak Energy intends to enter into subscription agreements with certain qualified institutional buyers and accredited investors, pursuant to which, among other things, HighPeak Energy will agree, in connection with the entry into the HPK Business Combination Agreement, to issue and sell, pursuant to the PIPE Investment, up to an aggregate of 30,000,000 shares of HighPeak Energy common stock to such investors for aggregate gross proceeds of $300 million.

On April 12, 2018, the Company entered into the Forward Purchase Agreement with HPEP I, pursuant to which HPEP I agreed to purchase up to 15,000,000 shares of Class A Common Stock and 7,500,000 forward purchase warrants in connection with an initial business combination. At or prior to the closing of the HighPeak Business Combination, pursuant to the Forward Purchase Agreement Amendment, HPEP I will assign its rights and obligations under the Forward Purchase Agreement to one or more third parties, which may include HPEP II and HPEP III, and the Company will assign its rights and obligations under the Forward Purchase Agreement to HighPeak Energy, and the parties will amend the Forward Purchase Agreement to, among other things, provide for the sale and purchase of shares of common stock and warrants of HighPeak Energy instead of the Company’s securities and reduce the number of warrants received by the purchasers from up to 7,500,000 warrants to up to 5,000,000 warrants, in each case, pursuant to the Forward Purchase Agreement Amendment that the HPK Business Combination Agreement contemplates will be entered into at or prior to the closing. At the closing of the HighPeak Business Combination and subject to the terms and conditions of the Forward Purchase Agreement Amendment, the purchasers under the Forward Purchase Agreement Amendment may purchase an aggregate amount of up to 15,000,000 shares of HighPeak Energy common stock and up to 5,000,000 forward purchase warrants, with such shares and warrants being issued as Forward Purchase Units consisting of one share and one-third of one whole warrant, for $10 per Forward Purchase Unit or aggregate gross proceeds of up to $150 million. In conjunction with the HPK Amendment, the form of Forward Purchase Agreement Amendment is being amended to, among other things, (i) extend the date by which the HighPeak Business Combination must be completed from February 21, 2020 to May 21, 2020, (ii) contemplate HPEP I’s ability to assign the Forward Purchase Agreement to third parties to become purchasers thereunder, in addition to being able to assign to its affiliates, (iii) permit the Sponsor or any affiliate of the Sponsor to terminate the Forward Purchase Agreement Amendment upon written notice to HighPeak Energy, (iv) permit the purchasers thereunder that are affiliates of the Sponsor to take certain actions without the consent of any unrelated third party purchasers, (v) provide for the purchasers thereunder to elect to purchase any number of Forward Purchase Units, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants,  and (vi) expressly state that the purchasers under the Forward Purchase Agreement Amendment will have several and not joint liability.

Immediately prior to the HighPeak Business Combination, certain of the HPK Contributors are expected to contribute cash to HPK LP in connection with the closing under the HPK Business Combination Agreement.

The proceeds of the PIPE Investment, the Forward Purchase Agreement, the Debt Facility (as defined below), cash contributed to HPK LP, cash in HPK LP and its subsidiaries as of the closing (HighPeak Energy Holdings, LLC, a Delaware limited liability company (“HighPeak Holdings”), HighPeak Energy Assets, LLC, a Delaware limited liability company (“HighPeak Assets I”), HighPeak Assets II and HighPeak Energy Employees, Inc., a Delaware corporation (“HighPeak Employer” and, together with HPK LP, HighPeak Holdings, HighPeak Assets and HighPeak Assets II the “HighPeak Contributed Entities”)), and the cash in the Trust Account will be used to fund the cash portion of the purchase price for the Grenadier Assets under the Grenadier Contribution Agreement, to fund redemptions of shares by public stockholders in connection with the HighPeak Business Combination, to pay the costs, fees and expenses (including the fees and expenses payable pursuant to the Business Combination Marketing Agreement, dated as of April 12, 2018, by and among the Company, Oppenheimer & Co. Inc. and EarlyBirdCapital, Inc., as amended,) associated with the HighPeak Business Combination (including such transaction expenses of the HPK Contributors and their affiliates pursuant to the HPK Business Combination Agreement) and for working capital and general corporate purposes.

HighPeak Energy also expects to enter into a reserve-based lending facility (the “Debt Facility”) in connection with the consummation of the HighPeak Business Combination with a borrowing base to be determined by the lenders based on the projected revenues from the oil and natural gas reserves securing the loan. HighPeak Energy expects to draw on the Debt Facility from time to time as circumstances warrant, including potentially in connection with funding the HighPeak Business Combination, and may potentially utilize other sources of debt financing.

   Other than the new financing discussed above, are there any arrangements to help ensure that HighPeak Energy will have sufficient funds, together with the proceeds in the Trust Account, to fund the acquisition of the Grenadier Assets and its drilling program following the HighPeak Business Combination?

Unless waived by parties to the Business Combination Agreements, it is a condition to closing under each of the Business Combination Agreements that there is not less than $275 million of Available Liquidity (as defined therein). As defined in the Business Combination Agreements, “Available Liquidity” means, as of the closing of the HighPeak Business Combination, (i) the amount of funds contained in the Trust Account (net of any stockholder redemptions), (ii) plus any cash on-hand of the HighPeak Contributed Entities as of immediately prior to the closing of the HighPeak Business Combination (without duplication of any cash included in clause (i) above or clauses (iii) or (iv) below), (iii) plus the amount of available debt financing (excluding any Sponsor Loans unless otherwise agreed by the parties), (iv) plus the amount of net cash proceeds attributable to the Forward Purchase Agreement (if any), the PIPE Investment (up to 30 million shares) and any other issuance of Class A Common Stock or HighPeak Energy common stock prior to or at the closing of the HighPeak Business Combination, (v) minus the aggregate cash consideration to be paid to Grenadier, upon the consummation of the transactions contemplated by the Grenadier Contribution Agreement, pursuant to the Grenadier Contribution Agreement, (vi) minus certain transaction expenses of each of the HPK Contributors (including their respective affiliates), HighPeak Energy, MergerSub and the Company and (vii) plus the amount of any and all capital expenditures and other amounts paid by or on behalf of the HighPeak Contributed Entities with respect to their respective assets, and Grenadier, with respect to the Grenadier Assets, in each case, from and after January 1, 2020 through the closing of the HighPeak Business Combination.

Including an assumed borrowing base of $400 million under HighPeak Energy’s anticipated Debt Facility, HighPeak Energy will only need (i) the amount of funds contained in the Trust Account (net of any stockholder redemptions), plus (ii) any cash on-hand of the HighPeak Contributed Entities as of immediately prior to the closing of the HighPeak Business Combination (without duplication as described above), plus (iii) the amount of net cash proceeds attributable to the Forward Purchase Agreement (if any), the PIPE Investment (up to 30 million shares) and any other issuance of Class A Common Stock or HighPeak Energy common stock prior to or at the closing of the HighPeak Business Combination (iv) plus the amount of any and all capital expenditures and other amounts paid by or on behalf of the HighPeak Contributed Entities with respect to their respective assets, and Grenadier, with respect to the Grenadier Assets, in each case, from and after January 1, 2020 through the closing of the HighPeak Business Combination, to total approximately $395 million. HPK currently estimates that approximately $200 million of additional capital expenditures will be made with respect to the assets of the HighPeak Contributed Entities and Grenadier from January 1, 2020 through the outside date. As a result, the HighPeak Business Combination could still close if there were, among other things, fewer equity sales or higher redemptions by public stockholders than currently anticipated, each of which could have a significant impact on the sources and uses set forth above and the actual liquidity of HighPeak Energy at the closing of the HighPeak Business Combination. There is, however, a provision in the HighPeak Business Combination Agreement Amendment that requires more than $150 million of available proceeds obtained from the issuance of common stock of the Company or HighPeak Energy to unaffiliated third parties, which proceeds may include, among other things, available funds in the Trust Account, net of any redemptions.

HighPeak Energy expects to fund the remaining portion of its 2020 capital budget following closing  of the HighPeak Business Combination with Available Liquidity and cash generated by operations. HighPeak Energy expects to make substantial additional capital expenditures in 2020 and has a capital budget for the year of $500 million to $600 million ($200 of which is anticipated to have already been spent by the Extended Date), which assumes an average of three (3) to four (4) operated drilling rigs and one (1) non-operated drilling rig across the assets to be acquired pursuant to the HighPeak Business Combination and excludes potential leasehold and/or surface acreage additions. HighPeak Energy periodically reviews the applicable capital expenditures and adjusts its budget and its allocation based on liquidity, drilling results, leasehold acquisition opportunities and commodity prices.

Because the HighPeak Contributed Entities and the Grenadier Assets that HighPeak Energy is pursuing acquiring operate a high percentage of their acreage, capital expenditure amounts and timing are largely discretionary and, following the closing of the HighPeak Business Combination, will be within HighPeak Energy’s control. HighPeak Energy determines its capital expenditures depending on a variety of factors, including, but not limited to, the success of drilling activities, prevailing and anticipated prices for oil and natural gas, lease expirations, the availability of necessary equipment, infrastructure and capital, the receipt and timing of required regulatory permits and approvals, drilling and acquisition costs and the level of participation by other working interest owners. A deferral of planned capital expenditures, particularly with respect to drilling and completing new wells, could result in a reduction in anticipated production and cash flows. Additionally, if HighPeak Energy curtails or reallocates priorities in its drilling program, it may lose a portion of its acreage through lease expirations. However, in the event of any such curtailment or reallocation of priorities, HighPeak Energy would expect to prioritize lease retention to minimize any expirations. Furthermore, HighPeak Energy may be required to remove some portion of the applicable reserves currently booked as PUDs if such changes in planned capital expenditures means HighPeak Energy will be unable to develop such reserves within five (5) years of their initial booking.

Why should I vote “FOR” the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating the HighPeak Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete the HighPeak Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the HighPeak Business Combination; however, there can be no assurance that the HighPeak Business Combination can be completed by the Extended Date, May 21, 2020, if at all.

If the Extension Amendment Proposal is approved, the Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in the IPO that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date. The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, our Sponsor would, or would cause an affiliate to, make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the Trust Account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

The Company’s charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before February 21, 2020, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing the HighPeak Business Combination, circumstances warrant providing those who believe they might find the HighPeak Business Combination to be an attractive investment with an opportunity to consider such a transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should seek redemption of your public shares.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any outstanding Class A Common Stock and Class B Common Stock (the “Common Stock”) over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

Neither the Sponsor nor the Company’s independent directors are entitled to seek redemption of their respective founder shares. With respect to shares purchased on the open market by the Sponsor and the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote 10,350,000 founder shares, representing approximately 21.5% of the Company’s issued and outstanding Common Stock.

The Sponsor’s and the Company’s directors and executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal. Any public shares held by or subsequently purchased by affiliates of the Company may be voted in favor of some or all of the proposals presented at the special meeting.

What vote is required to adopt the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding Common Stock on the record date.

If the Extension Amendment Proposal is approved, any holder of public shares may have all or a portion of their public shares redeemed by the Company at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental Stock Transfer & Trust Company (“Continental”) at least two (2) business days prior to the special meeting to validly redeem its shares.

What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, as in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor waived its rights to participate in any liquidation distribution with respect to its founder shares. The Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant, to holders of public warrants other than our Sponsor and its affiliates, at the same time as we redeem our public shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by February 21, 2020. The Company will pay the costs of liquidation from up to $50,000 earned on the funds in the Trust Account, which it believes are sufficient for such purposes. If such funds are insufficient, the Company will pay the costs from its remaining assets outside the Trust Account, and additionally, the Sponsor has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $50,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete the HighPeak Business Combination, which will involve:

●	completing the SEC review process of the Registration Statement and related prospectus;

●	obtaining committed financing to enable the Company to meet the closing conditions under the Business Combination Agreements;

●	establishing a meeting date and record date for considering the HighPeak Business Combination, and distributing the proxy statement and prospectus materials to our stockholders; and

●	holding a special meeting of our stockholders to consider approval of the HighPeak Business Combination.

The Company is seeking approval of the Extension Amendment Proposal because the Company may not be able to complete all of the tasks listed above prior to February 21, 2020. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of the HighPeak Business Combination. If stockholders approve the HighPeak Business Combination, the Company expects to consummate such business combination as soon as possible following stockholder approval; however, there can be no assurance that any business combination can be completed by the Extended Date, May 21, 2020, if at all.

Upon approval by at least a majority of the Common Stock outstanding as of the record date of the Extension Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Class A Common Stock and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Common Stock held by our Sponsor through the founder shares.

If the Extension Amendment Proposal is approved, the Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in the IPO that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date. The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, the Sponsor would make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

The extension of the Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor or its affiliate may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. The Sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Would I still be able to exercise my redemption rights if I vote against a proposed business combination?

Yes. Assuming you are a shareholder as of the record date for voting on any proposed business combination, you will be able to vote on such a proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to require the Company to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in the charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Chief Financial Officer prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, Attn: Chief Financial Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Common Stock at the close of business on January 29, 2020 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 48,156,000 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1—The Extension Amendment—Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extension Amendment under the Delaware General Corporation Law (the “DGCL”).

What happens to the Company warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to you, and your warrants will expire.

What happens to the Company warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the HighPeak Business Combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms, subject to the commenced tender offer for the warrants described below.

What is the Sponsor’s tender offer for the public warrants and how does it relate to the Extension Amendment?

Following the filing of this proxy statement, pursuant to the Sponsor’s obligation under a certain letter agreement entered into in connection with our IPO, HPEP II, and certain other affiliates, intends to launch a tender offer to purchase, at $1.00 in cash per public warrant, the outstanding public warrants of the Company. The public warrant tender offer is not conditioned upon any minimum number of public warrants being tendered or any particular outcome on the vote of the Extension Amendment. HPEP II has previously conducted two tender offers for the Company’s outstanding public warrants pursuant to the letter agreement, as a result of which an aggregate 17,541,805 public warrants were tendered and purchased by HPEP II. As of the date of this proxy statement, 3,158,195 public warrants remain outstanding and held by parties other than HPEP II.

This communication is for informational purposes only and is neither a recommendation nor an offer to purchase the warrants. It is not a substitute for the tender offer materials that HPEP II will file with the SEC upon commencement of the tender offer.  At the time the tender offer is commenced, HPEP II will file tender offer materials on Schedule TO.  THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF PUBLIC WARRANTS OF THE COMPANY ARE URGED TO READ ANY SUCH DOCUMENTS CAREFULLY IN THEIR ENTIRETY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PUBLIC WARRANTS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR PUBLIC WARRANTS. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, will be made available to all holders of public warrants of the Company at no expense to them.  The tender offer materials and other related documents (when available) would be made available for free at the SEC’s website at www.sec.gov or by directing a request to the Information Agent for the tender offer who would be named by the offeror in the tender offer materials.

How do I vote?

If you are a holder of record of Company Common Stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Company Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I seek redemption of my shares of Company Common Stock?

If the Extension is implemented, each public stockholder may seek to have the Company redeem all or a portion of his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Stockholders do not need to vote on the Extension Amendment or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. You will also be able to have your public shares redeemed in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated a business combination by the Extended Date if you remain a stockholder as of such time.

To demand redemption, you must check the box on the proxy card or voting instruction card provided for that purpose and return the proxy card or voting instruction card in accordance with the instructions provided, and, at the same time, ensure your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and Election.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two (2) business days prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal At Custodian System (“DWAC system”), which election would likely be determined based on the manner in which you hold your shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Attn: Chief Financial Officer
Telephone: 817-850-9200

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

BACKGROUND

Pure Acquisition Corp.

We are a blank check company incorporated on November 13, 2017 as a Delaware corporation and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses, with a focus for a target business in the upstream oil and gas industry in North America where our management team’s networks and experience are suited.

In connection with the organization of the Company, founder shares were sold to our Sponsor. In March 2018, our Sponsor returned to us, at no cost, an aggregate of 1,437,500 founder shares, which we cancelled, leaving an aggregate of 8,625,000 founder shares outstanding. In March 2018, our Sponsor transferred 40,000 founder shares to each of our three independent director nominees resulting in a total of 120,000 founder shares transferred to our independent director nominees. In April 2018, we effected a stock dividend of 0.2 shares of Class B Common Stock for each outstanding share of Class B Common Stock, resulting in our Sponsor holding 10,206,000 founder shares and each of our independent director nominees holding 48,000 founder shares for an aggregate of 10,350,000 founder shares. At September 30, 2019, our Sponsor, our initial stockholders and our independent directors held, collectively, 10,350,000 founder shares.

On April 17, 2018 (the “IPO Closing Date”), we consummated our IPO of 41,400,000 units, representing a complete exercise of the over-allotment option, at a purchase price of $10.00 per unit, generating gross proceeds of $414,000,000 before underwriting discounts and expenses. Each unit consists of one share of Class A Common Stock of the Company par value $0.0001 per share and one half of one warrant. Each whole warrant entitles the holder to purchase one share of Class A Common Stock at a price of $11.50. Only whole warrants may be exercised and no fractional warrants will be issued upon separation of the units and only whole warrants may be traded. Each warrant will become exercisable on the later of thirty (30) days after the completion of an initial business combination or 12 months from the IPO Closing Date and will expire on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption or liquidation. Alternatively, if we do not complete a business combination by February 21, 2020, the warrants will expire at the end of such period. If we are unable to deliver registered shares of Class A Common Stock to the holder upon exercise of warrants issued in connection with the 41,400,000 units during the exercise period, the warrants will expire worthless, except to the extent that they may be exercised on a cashless basis in the circumstances described in the agreement governing the warrants.

On the IPO Closing Date, our Sponsor purchased from us an aggregate of 10,280,000 private placement warrants at $1.00 per private placement warrant (for a total purchase price of $10,280,000) in a private placement (the “private placement warrants”). Each private placement warrant is exercisable to purchase one share of our Class A Common Stock at a price of $11.50, and are not redeemable so long as they are held by the initial purchasers of the private placement warrants or their permitted transferees. We received gross proceeds from the IPO and the sale of the private placement warrants of $414,000,000 and $10,280,000, respectively, for an aggregate of $424,280,000. We deposited $414,000,000 of the gross proceeds in the Trust Account. The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Act of 1940 and invest only in direct U.S. government obligations. At the IPO Closing Date, the remaining $10,280,000 was held outside of the Trust Account, of which $8,280,000 was used to pay underwriting discounts and $200,000 was used to repay notes payable to our Sponsor with the balance reserved to pay accrued offering and formation costs, business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. A portion of interest income on the funds held in the Trust Account has been and will continue to be released to us to pay our tax obligations and up to $10,000 per month for office space, utilities and secretarial and administrative support.

On April 12, 2018, we entered into the Forward Purchase Agreement with HPEP I, pursuant to which HPEP I agreed to purchase up to 15,000,000 shares of Class A Common Stock and 7,500,000 warrants for $10.00 per forward purchase unit, for an aggregate purchase price of up to $150,000,000 in a private placement which would close simultaneously with the HighPeak Business Combination. At or prior to the closing of the HighPeak Business Combination, HPEP I will assign its rights and obligations under the Forward Purchase Agreement to one or more third parties, which may include HPEP II and HPEP III, and we will assign our rights and obligations under the Forward Purchase Agreement to HighPeak Energy and the parties will amend the Forward Purchase Agreement to, among other things, provide for the sale and purchase of shares of common stock and warrants of HighPeak Energy instead of us and reduce the number of warrants received by the purchasers under the Forward Purchase Agreement from up to 7,500,000 warrants to up to 5,000,000 warrants, in each case, pursuant to the Forward Purchase Agreement Amendment which the HPK Business Combination Agreement contemplates will be entered into at or prior to the closing. At the closing, the forward purchase warrants will, if issued, have the same terms as the private placement warrants so long as they are held by the purchasers under the Forward Purchase Agreement Amendment, their affiliates or their permitted transferees, and, if issued, the forward purchase shares will be identical to the shares of Class A Common Stock included in the units sold in the IPO, except the forward purchase shares will, when issued, be subject to transfer restrictions and certain registration rights, as described in the Forward Purchase Agreement. In conjunction with the HPK Amendment, the form of Forward Purchase Agreement Amendment is being amended to, among other things, (i) extend the date by which the HighPeak Business Combination must be completed from February 21, 2020 to May 21, 2020, (ii) contemplate HPEP I’s ability to assign the Forward Purchase Agreement to third parties to become purchasers thereunder, in addition to being able to assign it to its affiliates, (iii) permit the Sponsor or any affiliate of the Sponsor to terminate the Forward Purchase Agreement Amendment upon written notice to HighPeak Energy, (iv) permit the purchasers thereunder that are affiliates of the Sponsor to take certain actions without the consent of any unrelated third party purchasers, (v) provide for the purchasers thereunder to elect to purchase any number of Forward Purchase Units, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants,  and (vi) expressly state that the purchasers under the Forward Purchase Agreement Amendment will have several and not joint liability.

The Proposed Business Combination

The following is a brief summary of the transactions contemplated in connection with the HighPeak Business Combination. Any description of the HighPeak Business Combination in this proxy statement is qualified in all respects by reference to the text of (i) the Business Combination Agreement, dated November 27, 2019, by and among the Company, HighPeak Energy, MergerSub, HighPeak I, HighPeak II, HighPeak III, HPK GP and, solely for the limited purposes specified therein, HPK Representative, as amended by the First Amendment to Business Combination Agreement dated February 6, 2020, each of which was filed with the SEC on November 27, 2019 as Exhibit 2.1 to the Company’s Current Report on Form 8-K and on February 6, 2020 as Exhibit 2.3 to the Company’s Current Report on Form 8-K, respectively, and (ii) the Contribution Agreement, dated November 27, 2019, by and among HighPeak Assets II, Grenadier, the Company and HighPeak Energy, as amended by the First Amendment to Contribution Agreement dated February 6, 2020, to which the HPK Contributors and the HPK Representative also joined as parties for the limited purposes specified therein, each of which was filed with the SEC on November 27, 2019 as Exhibit 2.2 to the Company’s Current Report on Form 8-K and on February 6, 2020 as Exhibit 2.4 to the Company’s Current Report on Form 8-K, respectively. Following completion of the SEC’s review process of the Registration Statement, a definitive proxy statement, which we refer to as the “HighPeak Proxy Statement,” will be mailed to stockholders as of a record date to be established for voting on the HighPeak Business Combination. The HighPeak Proxy Statement will contain important information regarding the HighPeak Business Combination. The following description of the HighPeak Business Combination is qualified in all respects by reference to the more detailed description in the HighPeak Proxy Statement.

On November 27, 2019, the Company, HighPeak Energy, MergerSub, the HPK Contributors and solely for the limited purposes specified therein, HPK Representative, entered into the HPK Business Combination Agreement, pursuant to which, among other things, and subject to the terms and conditions contained therein, HighPeak Energy has agreed to acquire HPK LP, which, indirectly through its subsidiaries, holds certain rights, title and interests in oil and natural gas assets and cash. Under the terms of the HPK Business Combination Agreement, at the closing of the HighPeak Business Combination, (i) MergerSub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of HighPeak Energy, (ii) each outstanding share of Class A Common Stock and Class B Common Stock, of the Company will be converted into the right to receive one share of HighPeak Energy common stock, other than certain shares held by the Sponsor that will be forfeited prior to the merger, (iii) the HPK Contributors will (A) contribute their limited partner interests in HPK LP to HighPeak Energy in exchange for HighPeak Energy common stock for total consideration of 71,150,000 shares of HighPeak Energy common stock, subject to certain adjustments and the general partner interest in HPK LP to either HighPeak Energy or a wholly owned subsidiary of HighPeak Energy in exchange for no consideration, and (B) directly or indirectly contribute certain loans with respect to which the Company or HighPeak Energy is the obligor, in exchange for shares of HighPeak Energy common stock, (iv) all Sponsor Loans (as defined in the HPK Business Combination Agreement), if any, will be cancelled in connection with the closing of the transactions contemplated by the HPK Business Combination Agreement, and (v) following the consummation of the transactions contemplated by the Grenadier Contribution Agreement, HighPeak Energy will cause HPK LP to merge with and into the Company with all interests in HPK LP being cancelled for no consideration. As a result of the HighPeak Business Combination and pursuant to the terms of the Warrant Agreement, dated April 12, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, the Company’s warrants will become warrants of HighPeak Energy exercisable for shares of HighPeak Energy common stock on the terms set forth therein.

On February 6, 2020, the Company and the other parties to the HPK Business Combination Agreement entered into the HPK Amendment.  Among other things, the HPK Amendment (i) extends the date by which the transactions contemplated thereby must be consummated from February 21, 2020 to May 21, 2020, (ii) expands the definition of Sponsor Loans contained therein to also include the loans that constitute the Contribution as described elsewhere in this proxy statement, (iii) broadens the scope of persons and entities to whom HPEP I may assign the Forward Purchase Agreement from just HPEP I’s affiliates to any third parties in addition to HPEP I’s affiliates, (iv) revises the form of Forward Purchase Agreement Amendment attached as an exhibit to the HPK Business Combination Agreement to, among other things, (A) extend the date by which the HighPeak Business Combination must be completed from February 21, 2020 to May 21, 2020, (B) contemplate HPEP I’s ability to assign the Forward Purchase Agreement to third parties to become purchasers thereunder, in addition to being able to assign it to its affiliates, (C) permit the Sponsor or any affiliate of the Sponsor to terminate the Forward Purchase Agreement Amendment upon written notice to HighPeak Energy, (D) provide for the purchasers thereunder to elect to purchase any number of Forward Purchase Units, provided that the number of Forward Purchase Units to be issued and sold thereunder does not exceed the maximum amounts specified therein, which such number of warrants to be issued and sold thereunder were reduced from up to 7,500,000 warrants to up to 5,000,000 warrants,  (E) permit the purchasers thereunder that are affiliates of the Sponsor to take certain actions without the consent of any unrelated third party purchasers and (F) expressly state that the purchasers under the Forward Purchase Agreement Amendment will have several and not joint liability, (v) makes certain clarifying edits to the definition of Available Financing Proceeds contained therein and to the form of each of the Stockholders’ Agreement and the Long Term Incentive Plan, each of which are attached as exhibits to the HPK Business Combination Agreement, (vi) updates certain matters contained in a schedule of the disclosure letter originally delivered in connection with the execution of the HPK Business Combination Agreement, which schedule relates to certain actions that HPK LP and its subsidiaries are permitted to take prior to the closing of the transactions contemplated by the HPK Business Combination Agreement, which actions would otherwise have been restricted pursuant to the interim operating covenants contained in the HPK Business Combination Agreement (including a supplemental budget extending through May 2020) and (vii) provides the required party consents under the HPK Business Combination Agreement to the entry into of the Grenadier Amendment.

On November 27, 2019, HighPeak Assets II, Grenadier, the Company and HighPeak Energy entered into the Grenadier Contribution Agreement, pursuant to which, among other things, and subject to the terms and conditions contained therein, HighPeak Assets II has agreed to acquire the Grenadier Assets from Grenadier in exchange for total consideration of $465 million in cash, 15,760,000 shares of HighPeak Energy common stock and 2,500,000 warrants to purchase HighPeak Energy common stock at the closing of the HighPeak Business Combination, subject to certain adjustments which transactions are currently expected to occur following HighPeak Energy’s indirect acquisition of HighPeak Assets II pursuant to the HPK Business Combination Agreement.

On February 6, 2020, the Company, the other parties to the Grenadier Contribution Agreement and, solely for the limited purposes specified therein, the HPK Contributors and HPK Representative entered into the Grenadier Amendment. Among other things, the Grenadier Amendment, (i) extends the target date for the consummation of the transactions contemplated thereby from February 21, 2020 to May 21, 2020, (ii) extends the date by which the transactions contemplated thereby must be consummated from February 24, 2020 to May 24, 2020, (iii) removes certain restrictions on and obligations of the Company and HighPeak Energy with respect to the Forward Purchase Agreement and Forward Purchase Agreement Amendment that were otherwise imposed by the Grenadier Contribution Agreement, (iv) conforms the method by which Available Liquidity (as defined in the Grenadier Contribution Agreement) will be calculated to the corresponding calculation method to be employed under the HPK Business Combination Agreement, (v) places a $400 million cap on each of the amount of debt proceeds that may be used to fund each of (A) the cash price to be paid to Grenadier at or in connection with the closing of the transactions contemplated therein and certain transaction expenses and (B) the amount of aggregate indebtedness of the Acquiring Parties (as defined in the Grenadier Contribution Agreement) immediately after such closing, (vi) requires more than $150 million of available proceeds obtained from the issuance of common stock of the Company or HighPeak Energy to unaffiliated third parties, which proceeds may include, among other things, available funds in the Trust Account (not including interest accrued thereon), net of any redemptions, (vii) permits Grenadier to terminate the Grenadier Contribution Agreement in the event of a payment default with respect to a Second Extension Payment, (viii) makes certain clarifying or conforming edits to the definitions of Sponsor, Available Financing Proceeds, Excluded Debt, Indebtedness and Forward Purchase Agreement Amendment contained therein and to a representation contained therein related to warrants that will be outstanding and shares of common stock that will be reserved for issuance in connection therewith, in each case as of the consummation of the transactions contemplated thereby and (ix) provides the required party consents under the Grenadier Contribution Agreement to the HPK Amendment. In connection with the entrance into the Grenadier Amendment, HighPeak Assets II and each of the HPK Contributors agreed to jointly and severally pay to Grenadier the Second Extension Payment, which is to be paid in four installments as follows; (a) $1 million no later than the date of execution of the Grenadier Amendment, (b) $5 million no later than February 21, 2020, (c) $5 million no later than March 20, 2020 and (d) $4 million no later than April 21, 2020. The Second Extension Payment will not be credited against the cash price to be paid to Grenadier upon the closing of the transactions contemplated by the Grenadier Contribution Agreement and the obligation to pay the Second Extension Payment will survive any termination of the Grenadier Contribution Agreement in advance of any such closing.

Unless waived by the applicable parties to the Business Combination Agreements, closing of the HighPeak Business Combination is subject to a number of conditions, including, among others, (i) with respect to the HPK Business Combination Agreement, requisite approval of the Company’s stockholders, the same-day consummation of the transactions contemplated by the Grenadier Contribution Agreement, there being at least $275 million of Available Liquidity (as defined in the HPK Business Combination Agreement), the closing of the Company’s offer, pursuant to the Registration Statement, to redeem shares of Class A Common Stock, material compliance of the parties with their covenants, the representations and warranties of the parties being true and correct, subject to the materiality standards contained in the HPK Business Combination Agreement, and the listing of certain shares of HighPeak Energy common stock on the Nasdaq Capital Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”) and (ii) with respect to the Grenadier Contribution Agreement, receipt of the requisite approval of the stockholders of the Company, there being at least $275 million of Available Liquidity (as defined in the Grenadier Contribution Agreement), the Company having at least $5,000,001 of net tangible assets remaining after the closing of the Company’s offer, pursuant to the Registration Statement, to redeem shares of Class A Common Stock, material compliance, or deemed material compliance, of the parties with their covenants, the representations and warranties of the parties being true and correct, subject to the materiality standards contained in the Grenadier Contribution Agreement, the absence of certain amendments having been made to the HPK Business Combination Agreement or the Forward Purchase Agreement, the occurrence of the closing of the transactions contemplated by the HPK Business Combination Agreement and the approved listing of certain shares of HighPeak Energy common stock on the NYSE or the Nasdaq, upon official notice of issuance.

The foregoing summary of the HighPeak Business Combination is qualified in all respects by reference to the complete text of the Business Combination Agreements, which are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on November 27, 2019, and the Business Combination Agreement Amendments, which are attached as Exhibit 2.3 and Exhibit 2.4, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2020. For more information about the HighPeak Business Combination, see the section entitled “Proposal No. 1—The Business Combination Proposal” located in the Registration Statement.

You are not being asked to vote on the HighPeak Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the HighPeak Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event the HighPeak Business Combination is approved and completed or the Company has not consummated by the Extended Date.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m., local time, on Thursday, February 20, 2020 at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

Stockholders are being asked to vote on the following proposals:

1.	to amend our charter to extend the date by which the Company has to consummate a business combination from February 21, 2020 to May 21, 2020; and

2.

to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned Company Common Stock at the close of business on January 29, 2020, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 48,156,000 outstanding shares of Company Common Stock entitled to vote, of which 10,350,000 were founder shares.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s Common Stock outstanding on the record date. The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Voting

You can vote your shares at the special meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Jack Hightower and Steven W. Tholen to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it’s designees to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment, “FOR” any adjournment of the special meeting to permit further solicitation and vote of proxies in connection with the approval of the Extension Amendment, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Individual stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 800-662-5200 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902. Bankers and brokers who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at 203-658-9400 or PACQ.info@morrowsodali.com or by sending a letter to Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Chief Financial Officer at Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting in person.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of Common Stock, their proxy holders and guests we may invite may attend the special meeting. If you wish to attend the special meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the special meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the special meeting. The Company has agreed to pay Morrow a fee of $32,500. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, we expect that the shares of Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102. Our telephone number at such address is 817-850-9200.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us at January 24, 2020 with respect to our Common Stock held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our executive officers and directors that beneficially own Common Stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company’s warrants, including the private placement warrants, as they are not exercisable within 60 days of January 24, 2020:

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Outstanding Common Stock
Jack Hightower(3)	10,206,000	21.2%
Rodney L. Woodard	—	—
Steven W. Tholen	—	—
Sylvia K. Barnes	48,000	*
M. Gregory Colvin	48,000	*
Jared S. Sturdivant	48,000	*
All directors and executive officers as a group (six individuals)	10,350,000	21.5%
HighPeak Pure Acquisition, LLC	10,206,000	21.2%
Weiss Asset Management LP(4)	3,072,700	6.4%

*	Less than one percent.
(1)

This table is based on 48,156,000 shares of Common Stock outstanding at January 24, 2020, of which 37,806,000 were Class A Common Stock and 10,350,000 were Class B Common Stock. Unless otherwise indicated, the business address of each of the individuals is 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102.

(2)	Unless otherwise indicated, the shares referenced in this column are shares of Class B Common Stock.
(3)

Represents shares held by HighPeak Pure Acquisition, LLC, of which this individual, as a manager, may be deemed to have or share voting and dispositive power over such shares. Mr. Hightower disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.

(4)

Includes Class A Common Stock beneficially held by Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”) and Andrew M. Weiss, Ph.D., a United States citizen (“Andrew Weiss”), based solely on the Schedule 13G filed jointly by Weiss Asset Management, WAM GP and Andrew Weiss with the SEC on February 14, 2019. The business address of each of Weiss Asset Management, WAM GP and Andrew Weiss is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment is essential to the overall implementation of the Board’s plan to allow the Company more time to complete a business combination. Approval of the Extension Amendment Proposal is a condition to implementation of the Extension.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our Board believes that circumstances warrant providing our public stockholders an opportunity to consider the HighPeak Business Combination.

A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

Reasons for the Proposals

The Company’s charter provides that the Company has until February 21, 2020 to complete a business combination. However, our Board currently believes that there may not be sufficient time before February 21, 2020 to complete a business combination. The Company’s charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if we do not complete our business combination before February 21, 2020, we will provide our public stockholders with the opportunity to have all or a portion of their shares of Class A Common Stock redeemed upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing the HighPeak Business Combination, circumstances warrant providing stockholders an opportunity to consider a transaction; however, there can be no assurance that a business combination can be completed by the Extended Date, May 21, 2020, if at all. Stockholders do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, telephone number and address to Continental at least two (2) business days prior to the special meeting to validly redeem its shares. Because the Company may not be able to complete an initial business combination by February 21, 2020, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond February 21, 2020 to the Extended Date. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of the HighPeak Business Combination at a later date.

The Company is not asking you to vote on the HighPeak Business Combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares, you will retain the right to vote on the HighPeak Business Combination in the future and the right to have your public shares redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding public shares, in the event the HighPeak Business Combination is approved and completed or the Company has not consummated a business combination by the Extended Date if you remain a stockholder at such time.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its rights to participate in any liquidation distribution with respect to its founder shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire if the Extension Amendment Proposal is not approved and the Company fails to complete its initial business combination by February 21, 2020; however, the Company’s escrow agent will be authorized to transfer $1.00 per whole public warrant to holders of the public warrants. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Amendment Proposal is not approved, the Trust Account will be liquidated as described above.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on the HighPeak Business Combination at this time. If the Extension is implemented and you do not elect to have the Company redeem your public shares in connection with the Extension, you will retain the right to vote on the HighPeak Business Combination when it is submitted to stockholders and the right to elect to have your public shares redeemed for cash from the Trust Account in the event the HighPeak Business Combination is approved and completed or the Company has not consummated the HighPeak Business Combination by the Extended Date if you remain a stockholder at such time.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $393.6 million that was in the Trust Account as of the record date. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, the Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in the IPO that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date. The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, the Sponsor would make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

The extension of the Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. The Sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to have the Company redeem his, her or its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. Holders of public shares who do not elect to have their public shares redeemed in connection with the Extension will retain the right to have their public shares redeemed in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date if they remain stockholders at such time.

TO DEMAND REDEMPTION, YOU MUST CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

In connection with tendering your shares for redemption, you must elect either (i) to physically tender your stock certificates to Continental, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two (2) business days prior to the vote on the Extension Amendment or (ii) to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the Election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to have their shares redeemed may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to have their shares redeemed.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to have the Company redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to have the Company redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares. As of the record date, this would amount to approximately $10.41 per share. The closing price of the Company’s Class A Common Stock on January 29, 2020 was $10.43.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two (2) business days prior to the vote on the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Contribution

If the Extension Amendment Proposal is approved, the Sponsor has agreed to contribute or cause an affiliate to contribute to the Company as a loan $0.033 for each share of the Company’s Class A Common Stock issued in the IPO that is not redeemed in connection with the stockholder vote to approve the Extension for each month (commencing on February 17, 2020 and on the 17th day of each subsequent calendar month) that is needed by the Company to complete a business combination from February 17, 2020 until the Extended Date. The Contribution is an extension of a previous commitment by the Sponsor to make loans until the Current Outside Date in connection with a previous vote to amend our charter in order to provide more time to complete a business combination. For example, if the Company completes a business combination on April 17, 2020, which would represent two months, the Sponsor would make aggregate Contributions of approximately $2.5 million (assuming no public shares are redeemed in connection with the Extension). Each Contribution will be deposited in the trust account on or before the 20th day of each calendar month. Accordingly, if the Extension Amendment Proposal is approved, the Extension takes effect and the Company completes a business combination on April 17, 2020, then the redemption amount per public share as of April 17, 2020 would be approximately $10.48 per public share, in comparison to the redemption amount at the record date of approximately $10.41 per public share.

The extension of the Contribution is conditioned upon the implementation of the Extension. The Contribution will not continue to occur if the Extension Amendment Proposal is not approved or the Extension is not completed for any reason. The amount of the Contributions will not bear interest and will be repayable by the Company to the Sponsor upon consummation of the Company’s initial business combination in cash; provided, however, that the Sponsor may, at its option, convert up to $1.5 million of each $1.00 outstanding of the Contribution into one warrant to purchase a share of Class A Common Stock of the Company on the same terms and conditions as the warrants issued by the Company to the Sponsor in connection with the IPO. The Sponsor will have sole discretion to determine whether to continue extending for additional months until the Extended Date, and if the Sponsor determines not to continue extending for additional months, its obligation to make additional Contributions will terminate and the Company will dissolve and liquidate in accordance with its charter.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. As used herein, a “U.S. Holder” means a stockholder of the Company that is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A “Non-U.S. Holder” is a stockholder of the Company that is not a U.S. Holder.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, U.S. Holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner, the activities of the partnership and upon certain determinations at the partner level. Partners in entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

Because each share of the Company and one half of one warrant that compose a unit are separable at the option of the holder, as well as the option of the Company, and because each such share of the Company’s Class A Common Stock and one half of one warrant so separated is listed and tradable on the Nasdaq, each such share and one half of one warrant should be treated for U.S. federal income tax purposes as separate instruments and the unit itself should not be treated as an integrated instrument. No assurance can be given, however, that the IRS would not assert, or that a court would not sustain a contrary position, including that each unit should be treated as an integrated instrument; there are certain authorities that suggest this contrary position is the proper treatment of certain instruments similarly issued as a unit, although these authorities generally involve instruments that are not separable, or where the holder is economically compelled not to separate the unit. If the units were each treated as an integrated instrument comprising a share of the Company’s Class A Common Stock and one half of one warrant, each unit would likely be treated as stock for U.S. federal income tax purposes, in which case the tax consequences described herein to a beneficial owner of a unit who does not also separately hold any warrants generally would correspond to the tax consequences described below to a beneficial owner of shares, and the portions of the discussion describing the tax consequences in respect of a warrant would not apply. The remainder of this discussion assumes that each such share and one half of one warrant that compose a unit is treated for U.S. federal income tax purposes as a separate instrument and the unit itself is not treated as an integrated instrument. You are urged to consult your tax advisor concerning the U.S. federal, state, local and any non-United States tax consequences of an investment in a unit (including alternative characterizations of a unit).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and such transaction generally will be a taxable transaction for U.S. federal income tax purposes. Depending on a U.S. Holder’s particular circumstances, the transaction will be treated for U.S. federal income tax purposes either as (i) a sale of the tendered shares (a “Sale”) producing gain or loss, or (ii) a distribution with respect to the U.S. Holder’s shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold. For the avoidance of doubt, any taxes imposed on or in respect of a U.S. Holder in connection with its sale of tendered shares pursuant to the Election, including any applicable share of transfer taxes, and any applicable withholding taxes, as discussed below, will be for the U.S. Holder’s account and will not be borne by the Company.

If a redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment. The deductibility of capital losses is subject to limitations.

U.S. Holders who actually or constructively own five percent (or, if the Company shares are not then publicly traded, one percent) or more of Company shares (by vote or value) may be subject to special reporting requirements with respect to a redemption. We expect that the Company shares will be publicly traded for this purpose. Such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company. U.S. Holder’s making the Election should consult with their tax advisors regarding the applicability of one or more of these tests to their particular situations.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Extension Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. In this case, a U.S. Holder will not be permitted to recognize any loss in connections with the redemption of its shares pursuant to the Election. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. Dividends we pay to a U.S. Holder that is a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate. It is unclear whether the redemption rights with respect to the Company shares described in this proxy statement/prospectus may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on “qualified dividends,” as the case may be. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares) causing a reduction if the adjusted basis of such U.S. Holder’s shares. Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for any amounts treated as a non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation.

In the event that a tendering U.S. Holder is deemed to receive a dividend as a result of the redemption of its shares of the Company, it is possible that U.S. Holders of the Company whose percentage ownership of the Company increases as a result of the redemption will be deemed to receive a constructive distribution from the Company, whether or not such U.S. Holders tender shares in connection with the Election. Such constructive distribution will be treated as a dividend to the extent of a Company’s current or accumulated earnings and profits.

Non-U.S. Holders

If redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States and subject to the withholding requirements under FATCA (as defined below), the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any Distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, (or, if required by an applicable income tax treaty, to dividends treated as attributable to a permanent establishment maintained by the Non-U.S. Holder in the United States). Instead, the effectively connected dividends (or dividends attributable to a permanent establishment in the U.S.) will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

●

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

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such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

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we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a tax rate of 30%.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the gross proceeds received upon such disposition.

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Company believes that it will be a USRPHC on the date of any redemption. However, as long as shares of the Company are “regularly traded on an established securities market” (within the meaning of the U.S. Treasury Regulations), only a Non-U.S. Holder that actually or constructively owns, or owned at any time during the shorter of the five-year period ending on the date of the disposition or the Non-U.S. Holder’s holding period for the shares of the Company, more than 5% of the shares of the Company will be treated as disposing of a United States real property interest and will be taxable on gain realized on the disposition thereof as a result of the Company’s status as a USRPHC. If shares of Company were not considered to be regularly traded on an established securities market, such Non-U.S. Holder (regardless of the percentage of stock owned) would be treated as disposing of a United States real property interest and would be subject to U.S. federal income tax on the disposition of shares of the Company (as described in the preceding paragraph), and withholding at a rate of 15% would apply to the gross proceeds received. There can be no assurance that shares of the Company will be treated as regularly traded on an established securities market. It is unclear how a holder’s ownership of warrants will affect the determination of whether such holder owns more than 5% of the shares of the Company. In addition, special rules may apply in the case of a disposition of the Company units or warrants if shares of the Company are considered to be regularly traded, but such other securities are not considered to be regularly traded.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Non-U.S. Holders are urged to consult their own tax advisors and the applicable withholding agent, such as their broker or other nominee holder, regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

Information Reporting and Back-up Withholding.

Information reporting requirements generally will apply to proceeds paid to a U.S. Holder in a redemption of shares of the Company, unless the U.S. Holder is an exempt recipient and certifies to such exempt status. Backup withholding may apply to such payments if the U.S. Holder fails to provide a taxpayer identification number or a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Payments of amounts in redemption of shares of the Company to a Non-U.S. Holder generally will not be subject to information reporting or backup withholding if the Non-U.S. Holder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund generally may be obtained, provided that the required information is timely furnished to the IRS.

FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends (including constructive dividends, as described above) paid on shares of the Company if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners), (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E), or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible implications of FATCA.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding Common Stock is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject (in each case of (i) and (ii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and the Company’s independent directors beneficially owned and were entitled to vote 10,350,000 founder shares, representing approximately 21.5% of the Company’s issued and outstanding Common Stock.

In addition, the Company’s directors, executive officers and their affiliates may choose to buy shares of the Company’s Class A Common Stock in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to have the Company redeem their shares for a portion of the Trust Account. Any shares of the Company’s Class A Common Stock purchased by affiliates will be voted in favor of the Extension Amendment Proposal.

Interests of the Company’s Directors and Officers

Sponsor owns 10,206,000 shares of Class B Common Stock and private placement warrants to purchase 10,280,000 shares of Class A Common Stock for $11.50 per share. In connection with the HPK Business Combination Agreement, 9,446,000 shares of the Class B Common Stock held by the Sponsor will be converted into the right to receive one share of HighPeak Energy common stock and, pursuant to the terms of the Warrant Agreement, dated April 12, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, each outstanding public warrant and private placement warrant held immediately prior to the closing of the HighPeak Business Combination will entitle the holder thereof to purchase one share of HighPeak Energy common stock. The sole member of Sponsor is HPEP I. The general partner of HPEP I is HighPeak Energy Partners GP, LP, whose general partner is HighPeak GP, LLC (“HP GP I”). Jack Hightower (“Mr. Hightower”) has the right to appoint all of the managers to the board of managers of HP GP I and is one of three managers of HP GP I. Mr. Hightower has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of HP GP I at any given time, which acts by majority vote. In addition to approval by HP GP I, certain items require approval of the limited partner advisory committee.

In addition to being the sole member of Sponsor, HPEP I is party to the Forward Purchase Agreement. At or prior to the closing of the HighPeak Business Combination, HPEP I will assign its rights and obligations under the Forward Purchase Agreement to one or more third parties, which may include HPEP II and HPEP III, and the Company will assign its rights and obligations under the Forward Purchase Agreement to HighPeak Energy and the parties will amend the Forward Purchase Agreement to, among other things, provide for the sale and purchase of shares of common stock and warrants of HighPeak Energy instead of the Company, reduce the number of warrants received by the purchasers from up to 7,500,000 warrants to up to 5,000,000 warrants and give each of the affiliates of the Sponsor that became a party to the Forward Purchase Agreement the right to terminate same before exercise upon written notice, in each case pursuant to the Forward Purchase Agreement Amendment. Upon execution of the Forward Purchase Agreement Amendment, the purchasers thereunder may, at their election, purchase up to an aggregate 15,000,000 shares of HighPeak Energy common stock and up to 5,000,000 forward purchase warrants for aggregate gross proceeds of up to $150 million.

HPEP II, in addition to the rights it could acquire under the Forward Purchase Agreement, owns 17,541,805 public warrants. The general partner of HPEP II is HighPeak Energy Partners GP II, LP, whose general partner is HighPeak GP II, LLC (“HP GP II”). Mr. Hightower has the right to appoint all of the managers to the board of managers of HP GP II and is one of three managers of HP GP II. Mr. Hightower has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of HP GP II at any given time, which acts by majority vote. In addition to approval by HP GP II, certain items require approval of the limited partner advisory committee. Similarly, the general partner of HPEP III is HighPeak Energy Partners GP III, LP, whose general partner is HighPeak GP III, LLC (“HP GP III”). Mr. Hightower has the right to appoint all of the managers to the board of managers of HP GP III and is one of three managers of HP GP III. Mr. Hightower has the number of votes necessary to constitute a majority of the total number of votes held by all of the managers of HP GP III at any given time, which acts by majority vote. In addition to approval by HP GP III, certain items require approval of the limited partner advisory committee.

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder.

These interests include, among other things:

●

if the Extension Amendment Proposal is not approved and we do not consummate a business combination by February 21, 2020 in accordance with our charter, the 10,206,000 shares of Class B Common Stock held by the Sponsor, which were acquired for a purchase price of approximately $0.002 per share, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 10,280,000 private placement warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $10,280,000 (as they will expire). Our officers and certain of our directors are officers and/or directors of our Sponsor, including our Chief Executive Officer, who currently serves as Chairman of the Board and Chief Executive Officer of the general partner of our Sponsor;

●

the fact that the Sponsor, officers and directors have agreed not to redeem any of the shares of Class A Common Stock held by them in connection with a stockholder vote to approve the HighPeak Business Combination, and the fact that promptly following the filing of this proxy statement HPEP II intends to launch a tender offer to purchase at $1.00 in cash per public warrant, the outstanding public warrants of the Company;

●

the fact that Sponsor has agreed to loan, or cause an affiliate to loan, the Company or one of the Company’s subsidiaries (i) an amount equal to $0.033 for each share of Class A Common Stock issued in the IPO that was not redeemed in connection with the stockholder vote to approve the extension of the date by which the Company has to consummate a business combination for each month (commencing on October 17, 2019 and on the 17th day of each subsequent calendar month) the Company needs to complete an initial business combination from October 17, 2019 until February 21, 2020, which will be extended until May 21, 2020 if the Extension Amendment Proposal is approved and (ii) such other amounts as the Company may agree upon with the HPK Contributors, the HighPeak Contributed Entities or another affiliate of Sponsor (the loans described in clauses (i) and (ii), collectively, the “Sponsor Loans”). The Company and Sponsor intend that all Sponsor Loans will be cancelled in connection with the closing of the HighPeak Business Combination;

●

the fact that holders of public warrants not purchased by HPEP II in connection with the public warrant tender offers will have $1.00 in cash distributed to them per public warrant from an amount placed in escrow by Sponsor at the time of the IPO in connection with the redemption of the Company’s public shares that will occur if the Company is unable to consummate a business combination;

●

the right of the HPK Contributors to designate to the Company, until five (5) business days prior to the effectiveness of the Registration Statement, a list of directors that the HPK Contributors want appointed to the HighPeak Energy board of directors, effective as of the closing of the HighPeak Business Combination;

●	the right of Sponsor, the HPK Contributors, HighPeak Warrant, LLC and Jack Hightower and each of their respective affiliates and certain permitted transferees (collectively, the “HighPeak Group”), pursuant to the Stockholders’ Agreement, to appoint a specified number of directors to the HighPeak Energy board of directors until the termination of the Stockholders’ Agreement;

●

the fact that neither the Company’s officers or directors may participate in the formation of, or become a director or officer of, any other blank check company until the Company has entered into a definitive agreement regarding a business combination or fails to complete an initial business combination by February 21, 2020 or, if the Extension Amendment Proposal is approved, May 21, 2020;

●

the fact that Jack Hightower and other members of the Company’s management team hold interests in HPK LP, and acquired the oil and gas interests owned by HighPeak Assets I and HighPeak Assets II at an aggregate cost that is less than the valuation of the same assets in the HPK Business Combination Agreement;

●

the fact that the Company is a party to a registration rights agreement with Sponsor and certain of its directors, which provides for registration rights to such parties, and HighPeak Energy will enter into a new registration rights agreement with Grenadier, the HighPeak Group and certain of HighPeak Energy’s directors in connection with the HighPeak Business Combination;

●

the fact that our Sponsor paid an aggregate of $25,000 for its founder shares, which if unrestricted and freely tradable would be valued at approximately $106,448,580 based on the closing price of our Class A Common Stock on January 29, 2020;

●

the fact that each of our independent directors owns 48,000 founder shares that were purchased from our Sponsor at $0.002 per share, which if unrestricted and freely tradeable would be valued at approximately $500,640 for each independent director based on the closing price of our Class A Common Stock on January 29, 2020;

●	the fact that, pursuant to the tender offers conducted by HPEP II, the Sponsor and their affiliates now beneficially own 17,541,805 of the Company’s public warrants;

●

in connection with the IPO, our Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into an acquisition agreement;

●

all rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●

none of the Company’s executive officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●

the Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the Trust Account for reimbursement. Also, affiliates of our Sponsor will be reimbursed for certain of their own transaction expenses pursuant to the closing of the transactions contemplated by the HPK Business Combination Agreement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the record date, the Sponsor, and the Company’s officers and directors, and their affiliates had incurred approximately $121,500 in reimbursable expenses, and they may incur additional expenses in the future;

●

the fact that Jack Hightower will serve as Chief Executive Officer and Chairman of the HighPeak Energy board of directors, Steven W. Tholen will serve as Chief Financial Officer and Rodney L. Woodard will serve as Chief Operating Officer of HighPeak Energy following the HighPeak Business Combination;

●

the fact that the HPK Contributors, parties to the HPK Business Combination Agreement and the Grenadier Amendment, and that HighPeak Assets II, a party to the Grenadier Contribution Agreement, are affiliates of the Sponsor and ultimately controlled by Jack Hightower, and Sponsor and its affiliates are expected to collectively own approximately 60% of HighPeak Energy following the closing of the HighPeak Business Combination;

●

the fact that Jack Hightower and other members of the Company’s management team hold interests in HPK LP, which owns HighPeak Assets II and HighPeak Assets II has previously made $61.5 million of deposits to Grenadier that will be forfeited if the HighPeak Business Combination does not close and HighPeak Assets II is otherwise unable to separately fund the purchase price for the Grenadier Assets; and

●

the fact that each of the HPK Contributors, which are affiliates of the Sponsor, are jointly and severally liable to pay the Second Extension Payment to Grenadier, which obligation will survive any termination of the Grenadier Contribution Agreement.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should seek redemption of your public shares.

PROPOSAL NO. 2 – ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires a majority of the votes present in person or represented by proxy at the special meeting and entitled to vote thereon.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2020 annual meeting of stockholders (the “2020 annual meeting”), you must provide it to the Company by no later than May 23, 2020. You should direct any proposals to the Company’s Secretary at the Company’s principal executive offices. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2020 annual meeting, you must give timely notice of the matter or the nomination, in writing, to the Company’s Secretary at the Company’s principal executive offices. To be timely, the notice must be received by the Secretary at the Company’s principal executive offices not later than the close of business on August 11, 2020 nor earlier than the close of business on July 13, 2020. In the event that the annual meeting is called for a date that is not within 45 days before or after the anniversary of the date the Company first released its proxy statement to stockholders in connection with the special meeting, to be timely notice by the stockholder must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. The inclusion of any stockholder proposal in the proxy materials for the 2020 annual meeting will be subject to the applicable rules of the SEC and the Company’s amended and restated bylaws, if then in effect. If the Extension Amendment Proposal is not approved, there will be no annual meeting in 2020.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, 817-850-9200, Attn: Chief Financial Officer.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

●

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at Pure Acquisition Corp., 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102 to inform the Company of his or her request; or

●	If a blank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Tel: 817-850-9200

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue, 3rd Floor
Stamford, Connecticut 06902
Individuals call: 800-662-5200
Banks and brokers call: 203-658-9400
Email: PACQ.info@morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than February 13, 2020.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
PURE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of PURE ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Pure Acquisition Corp.

2.

The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 13, 2017 and was amended and restated on December 12, 2017 (the “Original Certificate”).

3.	The second amended and restated certificate of incorporation, which restated and further amended the provisions of the Original Certificate, was filed with the Secretary of State of the State of Delaware on April 10, 2018 and further amended on April 12, 2018 and further amended on October 11, 2019 (the “Amended and Restated Certificate”).

4.	This Third Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

5.

This Amendment was duly adopted by the affirmative vote of the holders of at least a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Article TWELFTH, Subsection B is hereby amended and restated to read in full as follows:

“B.     Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay (i) income or other tax obligations, (ii) up to $10,000 per month for office space, utilities and secretarial and administrative support, and (iii) up to $50,000 for liquidation expenses, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate of Incorporation relating to stockholders’ rights or pre-initial Business Combination activity (as described in subsection L hereof) or (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by May 21, 2020. Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of the Sponsor) are referred to herein as “Public Stockholders.”

7.	The text of Article TWELFTH, Subsection E is hereby amended and restated to read in full as follows:

“E.     In the event that the Corporation has not consummated an initial Business Combination by May 21, 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation as described in subsection B above (net of taxes payable and up to $50,000 for dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

IN WITNESS WHEREOF, I have signed this Amendment this ___ day of __________________, 2020.

Name:
Title:

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

PURE ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y

The undersigned hereby appoints Jack Hightower and Steven W. Tholen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Pure Acquisition Corp. (the “Company” or “Pure”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on February 20, 2020 at 10:00 a.m. Local Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on February 20, 2020.

This Notice of Special Meeting and the accompanying Proxy

Statement are available at: https://www.cstproxy.com/pureacquisitioncorp/sm2020

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF PURE ACQUISITION CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y C A R D

The undersigned hereby appoints Jack Hightower and Steven W. Tholen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of Pure Acquisition Corp. (the “Company” or “Pure”), a Delaware corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on February 20, 2020 at 10:00 a.m. Local Time at 421 W. 3rd Street, Suite 1000, Fort Worth, Texas 76102, and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS BELOW, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on February 20, 2020.

This Notice of Special Meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/pureacquisitioncorp/sm2020

PURE ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.			Please mark votes as indicated in this example		☒

(1) The Extension Amendment Proposal - To amend the Company’s second amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from February 21, 2020 to May 21, 2020; and

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal - To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of proposal 1.

			FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:	, 2020

Shareholder’s Signature

Shareholder’s Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.